EXHIBIT 10.5

                           MEMORANDUM OF UNDERSTANDING

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THIS MEMORANDUM OF UNDERSTANDING CONSTITUTES A BINDING AGREEMENT made effective as of the 15th day of September, 2004.

B E T W E E N:

                  RS GROUP OF COMPANIES, INC., a corporation incorporated under the laws of Florida (hereinafter as "RSGC");

                                     - and -

                  INITIATIVES CANADA CORPORATION., a corporation incorporated under the laws of the Province of Ontario (hereinafter as "ICC");

                                     - and -

                  CANADIAN LITERACY INITIATIVES., a corporation incorporated under the laws of the Province of Ontario (hereinafter as "CLI");

                                     - and -

                  SILVER CITY TRADING CORPORATION., a corporation incorporated under the laws of the Province of Ontario (hereinafter as "SCTC");

                                     - and -

                  ICC INITIATIVES CORPORATION., a corporation incorporated under the laws of the Province of Ontario (hereinafter as "ICC IC").



                                    RECITALS
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WHEREAS ICC and CLI and SCTC and ICC IC (collectively the "Companies") offer a fair market value program (the "Program");

AND WHEREAS the Companies desire to engage RSGC brokerage services to find and arrange underwriting services in support of the Program;

NOW THEREFORE in consideration of entering into this Agreement, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                              TERMS AND CONDITIONS
                              --------------------

1. In consideration for its brokerage services, RSGC shall be paid a one-time only fee of three million seven hundred and fifty thousand dollars ($3,750,000) by the Companies (the "Fee") in consideration for finding and arranging underwriting in support of the Program. Said Fee shall be paid to RSGC as follows:

         (a) A non-refundable deposit in the amount of two hundred fifty thousand dollars ($250,000), to be paid within 30 days of the effective date of this Agreement, to be applied toward the total Fee; and

         (b)   the balance of the Fee shall be paid no later than December
               31, 2004.

2. This Agreement shall remain in effective for a minimum term of one (1) year, unless earlier terminated as provided below. RSGC shall be paid, by bank draft or cashier's cheque payable, the full Fee owing to RSGC pursuant to Section 1 above within thirty (30) days of such notice of such earlier termination hereunder.

         (a) Either ICC or CLI or SCTC or ICC IC may terminate this Agreement for any reason upon ninety (90) days written notice to the other parties.

         (b)      RSGC may terminate this Agreement for any reason upon thirty
                  (30) days written notice to the Companies.

3. Upon the expiration or termination of this Agreement and the full payment of the Fee due herein, all parties shall promptly return all proprietary and confidential information (including without limitation any documents, business plans, client lists, financial information, files and data in any media form) provided by the disclosing party.

4. The parties acknowledge and agree that they are independent of one another in the performance of each and every part of this Agreement and nothing herein shall be construed to be inconsistent with this status. Each of the parties will be solely and entirely responsible for its acts and the acts of its partners, agents, subcontractors, third-party service providers and employees during the performance of this Agreement. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

5. Neither RSGC nor the Companies or any of their respective successors, assigns, directors, officers, shareholders, employees or agents will be liable to the other or any successor thereto or subsidiary or shareholder thereof for any conduct or action taken or not taken by it in the course of its performance of the services required hereunder unless such conduct, action or inaction was taken in bad faith or with gross negligence or willful misconduct.

6. This agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein (exclusive of its conflict of laws provisions). The parties hereby waive the right to a trial by jury in any proceedings or litigation brought against the other of them with respect to this Agreement.

7. Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

8. This Agreement constitutes the entire agreement between the parties hereto with respect to its subject matter and the parties hereto agree that there are not and have not been made any statements, representations, warranties, undertakings or agreements between the parties hereto with respect to the subject matter of this Agreement other than as contained herein.

9. The parties hereto agree that the terms set forth herein are reasonable in the circumstances and further agree that if any provision set forth above is determined to be illegal or unenforceable in any jurisdiction such provision shall be severable from this Agreement only to the extent of such illegality or unenforceability in such jurisdiction without affecting the remaining provisions hereof.

10. This Agreement and the rights and obligations hereunder shall inure to the benefit of and be binding upon the parties and their respective heirs, administrators, successors and assigns (as the case may be).

11. This Agreement shall not be modified or altered in any manner other than in writing signed by all parties.

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

12. Each party represents and warrants to the other that it has all requisite authority and corporate power to enter into this Agreement and to perform its obligations hereunder and that this Agreement has been duly executed and delivered by and constitutes a valid and binding obligation, enforceable against it in accordance with its terms.

13. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by each of the parties. The transmission of an executed copy of this Agreement by fax in the manner hereby contemplated shall be deemed to constitute execution and delivery of an original executed copy.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date first written above.

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Acknowledged and Agreed by:              Acknowledged and Agreed by:



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Name: Sandro Sordi                       Name: Krishna Sankarnarayanan
Title: General Counsel                   Title:
RS GROUP OF COMPANIES, INC.              INITIATIVES CANADA CORPORATION
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Acknowledged and Agreed by:              Acknowledged and Agreed by:



-----------------------------------------------------------
Name: Krishna Sankarnarayanan            Name: Krishna Sankarnarayanan
Title: President                         Title: President
CANADIAN LITERACY INITIATIVES            SILVER CITY TRADING CORPORATION
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Acknowledged and Agreed by:


-----------------------------------
Name: Krishna Sankarnarayanan
Title: President
ICC INITIATIVES CORPORATION


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